As filed with the Securities and Exchange            Registration Nos. 33-17463
Commission on or about November 5, 1996                                811-5344

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                                                            -----
                      Pre-Effective Amendment No.
                                                  ----      -----

                    Post-Effective Amendment No.  14          X
                                                 ----       -----

                                     and/or

                             REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                            -----

                           Amendment No.   15                 X
                                          ----              -----

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                             222 West Adams Street
                            Chicago, Illinois  60606
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 364-8000

                                               Copy to:
 James L. Barber, Jr.                          Charles F. Custer, Esquire
 222 West Adams Street                         Vedder, Price, Kaufman & Kammholz
 Chicago, Illinois  60606                      222 North LaSalle Street
 (Name and Address of Agent for Service)       Chicago, Illinois

                        -----------------------------

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of capital stock under the Securities Act of 1933. The Rule 24f-2 Notice for the fiscal year ended December 31, 1995 was filed on or about February 22, 1996.

It is proposed that this filing will become effective (check appropriate box)


/ /  immediately upon filing pursuant to paragraph (b); or

/ /  on (date) pursuant to paragraph (b); or

/ /  60 days after filing pursuant to paragraph (a)(1); or

/ /  on May 1, 1996 pursuant to paragraph (a)(1); or

/X/  75 days after filing pursuant to paragraph (a)(2); or

/ /  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                              VALUE DISCOVERY FUND

                             CROSS REFERENCE SHEET

Item No. of Form N-1A                                               Caption

Part A    . . . . . . . . . . . . . . . . . . . . . . . .           Prospectus
------                                                              ----------

1         . . . . . . . . . . . . . . . . . . . . . . . .           Cover page

2         . . . . . . . . . . . . . . . . . . . . . . . .           Summary of Fund Expenses

3         . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

4         . . . . . . . . . . . . . . . . . . . . . . . .           The Fund; Investment Objective and Policies

5         . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

5A        . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

6         . . . . . . . . . . . . . . . . . . . . . . . .           The Fund; Dividend and Distribution Policy;
                                                                    Federal Income Taxation; Shareholder Services and Rights

7         . . . . . . . . . . . . . . . . . . . . . . . .           The Fund; Management of the Fund; Determination of Net
                                                                    Asset Value; How to Purchase; Exchanges

8         . . . . . . . . . . . . . . . . . . . . . . . .           The Fund; How to Redeem

9         . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

                                                                    Statement of
Part B                                                              Additional Information
------                                                              ----------------------

10        . . . . . . . . . . . . . . . . . . . . . . . .           Cover page

11        . . . . . . . . . . . . . . . . . . . . . . . .           Table of Contents

12        . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

Item No. of Form N-1A                                               Caption
13        . . . . . . . . . . . . . . . . . . . . . . . .           Investment Policies and Restrictions; Investment Practices;
                                                                    Appendix A

14        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

15        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

16        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund; General Fund Information

17        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

18        . . . . . . . . . . . . . . . . . . . . . . . .           General Fund Information

19        . . . . . . . . . . . . . . . . . . . . . . . .           General Fund Information

20        . . . . . . . . . . . . . . . . . . . . . . . .           Federal Income Taxation (in the Prospectus)

21        . . . . . . . . . . . . . . . . . . . . . . . .           Management of the Fund

22        . . . . . . . . . . . . . . . . . . . . . . . .           General Fund Information

23        . . . . . . . . . . . . . . . . . . . . . . . .           Inapplicable

Part C    . . . . . . . . . . . . . . . Other Information
------                                  -----------------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                      NOTE

         This Post-Effective Amendment is being filed to register shares of a newly created portfolio of William Blair Mutual Funds, Inc., the Value Discovery Fund. Shares of the Value Discovery Fund are offered by a separate prospectus and statement of additional information. This post-effective amendment incorporates by reference the prospectuses and statements of additional for the Growth Fund, International Growth Fund, Ready Reserves Fund, and Income Fund, other series of the Registrant, filed in Post-Effective Amendment No. 13 under the Securities Act of 1933 to the registration statement for William Blair Mutual Fund, Inc. (File No. 33-17463).

                           WILLIAM BLAIR & COMPANY
                          LIMITED LIABILITY COMPANY

PROSPECTUS / DECEMBER    , 1996

WILLIAM BLAIR
MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund consisting of five portfolios, each with its own investment objective and policies. For most purposes, each portfolio operates like a separate mutual fund. One of the portfolios, the Value Discovery Fund, is offered by this Prospectus.

The Value Discovery Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its objective by investing with a value discipline primarily in the securities of small companies.

The Fund's shares are not deposits or obligations of or guaranteed or endorsed by any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in the Fund's shares involves risk, including the possible loss of principal.

This Prospectus contains a concise statement of information about the Value Discovery Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information for the portfolio, dated December , 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund.

WILLIAM BLAIR MUTUAL FUNDS, INC.                TRANSFER AGENT
      222 West Adams Street          State Street Bank and Trust Company
     Chicago, Illinois 60606                    P.O. Box 9104
         (312) 364-8000                     Boston, MA 02266-9104
                                                1-800-635-2886
                                        (Massachusetts 1-800-635-2840)

                               INVESTMENT ADVISER
                        William Blair & Company, L.L.C.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS OF PROSPECTUS -

SUMMARY OF FUND EXPENSES......................................     1
THE FUND......................................................     2
INVESTMENT OBJECTIVES AND POLICIES............................     2
DETERMINATION OF NET ASSET VALUE..............................     5
PERFORMANCE...................................................     6
DIVIDEND AND DISTRIBUTION POLICY..............................     6
MANAGEMENT OF THE FUND........................................     7
HOW TO PURCHASE...............................................     9
HOW TO REDEEM.................................................    11
EXCHANGES.....................................................    13
FEDERAL INCOME TAXATION.......................................    13
SHAREHOLDER SERVICES AND RIGHTS...............................    14

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

SUMMARY OF FUND EXPENSES -

SHAREHOLDER TRANSACTION EXPENSES:
-------------------------------------
Maximum sales load imposed on purchases............................................   None
Maximum sales load imposed on reinvestments........................................   None
Deferred sales load................................................................   None
Redemption fee.....................................................................   None
ANNUAL FUND OPERATING EXPENSES:
------------------------------------
(as a percentage of average daily net assets)
Management advisory fee............................................................   1.15%
Other expenses.....................................................................    .35
12b-1 fee..........................................................................   None
Total operating expenses (after expense reimbursement).............................   1.50%*

*During the portfolio's first year of operation, the Fund's Adviser has agreed to voluntarily absorb other operating expenses if total operating expenses exceed 1.50% of the portfolio's average daily net assets.

                   EXAMPLE:                        1 YEAR       3 YEARS
                                                   ------       -------
A shareholder would incur the following
expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of
each time period.                                   $ 15          $48

The purpose of this example is to assist the shareholder in understanding the various costs and expenses that an investor in the portfolio may bear directly or indirectly. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those
shown. The portfolio commenced operation on or about December   , 1996; thus,
"Other expenses" shown above are based on the annualized estimates for the current fiscal year. Without the Adviser's voluntary absorption of expenses, the portfolio's total operating expenses are estimated to be 1.95%. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the portfolio.

THE FUND -

William Blair Mutual Funds   William Blair Mutual Funds, Inc. (the "Fund") is a
are no-load, which means     no-load, open-end diversified mutual fund
you don't pay a sales        consisting of five portfolios, each with its own
charge.                      investment objective and policies. The Fund, which
                             was established as a Maryland corporation on September 22, 1987, is managed by the investment professionals of William Blair & Company, L.L.C.
                             (the "Adviser"). For most purposes, each portfolio operates like a separate mutual fund. One of the portfolios, the Value Discovery Fund, is described in this prospectus.

                             For information about how to purchase and redeem shares, see "How To Purchase" and "How To Redeem."

                             The investment objective and policies for the portfolio are set forth in detail below. In addition, the Fund has adopted certain investment restrictions for the portfolio that are presented in the portfolio's Statement of Additional Information. The investment objective, together with the fundamental investment restrictions cannot be changed without approval by holders of a majority of the portfolio's outstanding voting shares. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares are present in person or by proxy; or
                             (b) more than 50% of the outstanding voting shares of the portfolio. Investment techniques and investment policies described below or in the Statement of Additional Information that are not fundamental may be changed by the Board of Directors without shareholder approval.

INVESTMENT OBJECTIVES AND POLICIES -

                             VALUE DISCOVERY FUND

The portfolio's objective    The Value Discovery Fund's investment objective is
is long-term capital         to seek long-term capital appreciation. The
appreciation.                portfolio pursues its objective by investing with a
                             value discipline primarily in the equity securities of small companies. In selecting companies for investment, the Adviser considers the extent to which a company meets the investment criteria set forth below. The weight given to particular investment criteria will depend on the circumstances, and some portfolio holdings may not meet all these criteria. The Adviser will evaluate companies generally based upon the following criteria:

                             - MATERIAL PRICE/VALUE DISPARITY. The Adviser will evaluate whether the company's current market value reflects a material discount from the Adviser's estimate of the company's market value. This discount is considered material when it provides an adequate return opportunity compared to alternative small company investments. The Adviser believes that the short-term market assessment of a company's value can differ materially from a long-term perspective. Therefore, Price/Value disparities can result from particular industries and companies currently being in disfavor in the market. As the reasons for market disfavor dissipate, a market reassessment can result in price appreciation. However, there is no guarantee that this will result in market appreciation for a company. Generally, the Adviser will assess whether a company's share price appears to be inexpensive relative to any of the following: sales, projected earnings, projected cash flow, discounted cash flow, asset values and liquidation value.

                             - PROBABLE EXPANSION IN PROFITABILITY. The Adviser will determine whether the company has a reasonable expectation of improving its level of profitability over a three year investment horizon. The Adviser believes an expansion in profit margins generally results in appreciation of the company's market valuation. Therefore, the Adviser will look for companies that it believes have the potential for normal, sustainable levels of profitability greater than their current levels. Factors used to assess the normal level of future profitability for a company include industry profit levels and competitiveness, the company's competitive advantages and its business strategy.

                             - SKILLED AND COMMITTED MANAGEMENT. The Adviser will evaluate whether the company has a capable and skilled management team, and a clearly articulated and logical business strategy with a reasonable probability of successful execution. Generally, this determination will be made through due diligence with management, which often includes on-site meetings. Factors used to assess management's ability to execute its business strategy include tangible evidence of prior business success and management's level of financial commitment to the company through equity ownership.

                             - STRONG CAPITAL STRUCTURE. The Adviser will evaluate whether the company has a relatively simple, clean financial structure without excessive use of financial leverage. In addition, the company should adhere to conservative and straightforward accounting practices.

                             - POSITIVE CATALYST. The Adviser will evaluate the likelihood that the company will undergo a positive corporate change within a three-year investment horizon. Examples of positive corporate changes may include: successful execution of the business plan, acquisitions, mergers, spin-offs, divestitures, new products and management additions or changes. The portfolio seeks to invest in companies before a positive catalyst becomes apparent to the market.

                             INVESTMENT RISKS. All investments are subject to market fluctuations and financial risks. Small company investments, which have less liquidity and potentially experience greater market volatility and financial risk than larger company investments, tend to involve greater than average risk and potential reward. In general, the prices of small cap companies may be more volatile than those of larger companies; the securities of smaller companies may have less market liquidity, and smaller companies may be more likely to be adversely affected by poor economic or market conditions. From time to time, the portfolio may invest in the equity securities of very small companies, often referred to as "micro cap" companies. The considerations noted above are generally intensified for these investments.

                             Generally, most of the portfolio will be invested in common stocks, but debentures and preferred stocks may be held if convertible into common stocks that meet the investment criteria of the portfolio. Such debentures are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories, and generally include some speculative characteristics. If significant adverse market action is anticipated, investment grade debt securities may be held without limit as a temporary defensive measure. Normally, the portfolio does not purchase securities with a view to quick turnover for capital gains.

                             ADDITIONAL INVESTMENT INFORMATION. The portfolio's turnover rate may vary significantly from year to year. Although the portfolio does not intend to trade securities for short-term profit, there is no limitation on the length of time securities must be held by the portfolio prior to being sold. A higher portfolio turnover rate would involve correspondingly higher transaction costs, which would be borne directly by the portfolio. Although the portfolio cannot accurately predict its annual portfolio turnover rate, under normal circumstances it is not expected to exceed 100%.

                             The portfolio may not borrow money, except it may borrow up to 10% of the value of its total assets as a temporary measure for extraordinary or emergency purposes, such as in order to help meet redemption requests, but not for leverage purposes.

                             As a matter of fundamental policy, the portfolio will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

                             This section describes the types of investments which the portfolio may use in an effort to achieve its investment objective and also describes the risks associated with such investment techniques. In addition, the portfolio may invest to a limited extent in futures, repurchase agreements and warrants. These and other techniques and investments and their related risks are described in more detail in the Statement of Additional Information.

                             REAL ESTATE INVESTMENT TRUSTS. The portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT in which the portfolio has invested to continue to qualify as a REIT for tax purposes would have an adverse effect upon on the value of the Fund's investment.

                             WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, the portfolio may purchase newly-issued securities appropriate for the portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the portfolio to lock in an attractive purchase price or yield on a security the portfolio intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the portfolio and, for delayed delivery purchases no interest accrues to the portfolio. Because the portfolio is required to set aside liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser's ability to manage the portfolio's assets may be affected by such commitments. The portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if deemed advisable.

                             ILLIQUID SECURITIES. The portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days.

                             FOREIGN SECURITIES. The portfolio may invest up to 5% of its net assets in foreign securities, including American Depository Receipts. Such securities may entail risks not associated with domestic securities. The prices of such securities may be more volatile, there may be less publicly available information about foreign issuers and many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

DETERMINATION OF NET ASSET VALUE -

How the daily price of the
portfolio is calculated.     Net asset value per share for the portfolio will be
                             determined as of the earlier of 3:00 p.m., Chicago time, or the close of business on the New York
                             Stock Exchange on each day on which that Exchange is open and on each other day on which there is sufficient trading in the portfolio's investments that it might materially affect the net asset value, except that the net asset value will not be computed on a day on which no orders to purchase shares were received and no shares were tendered for redemption. As of such time, quotations of foreign securities in foreign currencies are converted into the U.S. dollar equivalents at the prevailing market rates as computed by Investors
                             Bank & Trust Company, custodian of the portfolio's assets. The per share net asset value is determined by dividing the value of the portfolio's assets, less its liabilities, by the number of its shares outstanding.

                             The market value of portfolio securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a recent sale on the date of determination, at the latest bid price. Securities for which market quotations are not available, and all other assets, are appraised at fair value as determined in good faith by the Board of Directors.

                             Fixed-income securities are valued by using market quotations, independent pricing services that use prices provided by market makers or matrixes producing estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, and all other assets, are appraised at a fair value as determined in good faith by or under the direction of the Board of Directors. Short-term securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of the premium or discount.

PERFORMANCE -

How the portfolio measures
its total return.            From time to time, the portfolio may advertise
                             several types of performance information, including
                             "average annual total return" and "total return."
                             Each of these figures is based upon historical results and is not necessarily representative of the future performance of the portfolio.

                             Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the portfolio for the period in question, assuming the reinvestment of all dividends during the period. Thus, these figures reflect the change in the value of an investment in the portfolio during a specified period. Average annual total return will be quoted for at least the one-, five-, ten-year or since inception periods, as applicable ending on the most recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.

                             The portfolio's returns and net asset value will fluctuate. More information concerning the portfolio's performance appears in the Statement of Additional Information.

DIVIDEND AND DISTRIBUTION POLICY -

                             The Fund's policy is to distribute substantially all net investment income and all net realized capital gain, if any. Normally, all distributions of income and capital gains, if any, will be paid in December.

                             All distributions of income and capital gain have the effect of immediately thereafter decreasing the net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares of the portfolio at net asset value on the reinvestment date, unless the shareholder specifically requests otherwise. The shareholder can ask that income dividends or capital gain distributions or both be paid in cash. Cash payments are made by the Fund's Dividend Paying Agent, State Street Bank and Trust Company, shortly following the reinvestment date.

                             The Fund may vary these dividend practices at any time. Income dividends and any capital gain distributions will vary from year to year. Dividends and distributions may be subject to withholding as required by the Internal Revenue Service. (See "Federal Income Taxation").

MANAGEMENT OF THE FUND -

                             BOARD OF DIRECTORS

                             Responsibility for overall management of the Fund rests with its directors and officers, and their duties include supervising the business affairs of the Fund, monitoring investment activities and practices, and considering and acting upon future plans for the Fund. The business affairs and investments of the Fund are managed on a day-to-day basis by the Fund's Adviser.

                             THE ADVISER

                             William Blair & Company, L.L.C., the Adviser, 222 West Adams Street, Chicago, Illinois 60606, is the investment adviser and manager of the Fund and provides the Fund with continuous professional investment supervision. The Adviser is also the principal underwriter and distributor ("Distributor") of the Fund and acts as agent of the Fund in the sale of its shares. William Blair & Company, L.L.C. was founded over 60 years ago by William McCormick Blair. Today the firm has more than 120 principals and 600 employees. The main office in Chicago houses all research and investment management services.

                             The Investment Management Department oversees the assets of the five William Blair mutual funds, along with corporate pension plans, endowments and foundations, and individual accounts. The department currently manages over $7 billion in equities, fixed-income securities and cash equivalents.

                             Clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 23 portfolio managers, supported by 25 analysts, with an exceptionally low turnover rate. William Blair portfolio managers average more than ten years with William Blair and more than two decades experience in the investment industry. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

                             Pursuant to its management agreement, the Adviser directs the investment of the assets of the Fund, and is responsible for the overall management of the business affairs of the portfolios, subject to the supervision of the Fund's Board of Directors. The Adviser's duties include responsibility for determining which investments to buy and sell, placing brokerage and negotiating the terms of securities transactions on behalf of the Fund. It also provides various other services and facilities.

                             THE PORTFOLIO'S MANAGEMENT TEAM

                             The portfolio is managed by Mr. Glen Kleczka, Ms. Capucine Price and Mr. David Mitchell.

                             Glen Kleczka joined the Adviser in 1996 as portfolio manager of the Value Discovery Fund. From 1989 to 1996 he was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc. His primary responsibility was the day-to-day management of the firm's Post-Venture Fund, a microcap stock fund that, using a value discipline, emphasized companies previously backed by professional venture capitalists. In addition, he was a member of the firm's Private Markets Committee which approved all investments in venture capital deals and partnerships. Prior to joining Brinson Partners, Inc. he spent two years at CNA Financial Corp. as a co-manager of their Variable Annuity Trust's $60 million equity allocation. His educational background includes a B.S. in Finance from Marquette University and an M.S. in Finance, Investments and Banking from the University of Wisconsin-Madison where he was a participant in the Applied Securities Analysis and Investment Management Program. He is a Chartered Financial Analyst.

                             Capucine "Cappy" Price joined the Adviser in 1996 as portfolio manager of the Value Discovery Fund. From 1993 to 1996 she was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc. Her primary responsibility was investment analysis for the firm's Post-Venture Fund, a microcap stock fund that, using a value discipline, emphasized companies previously backed by professional venture capitalists. In addition, she was a member of the firm's Private Markets Committee which approved all investments in venture capital deals and partnerships. Prior to joining Brinson Partners, Inc., Ms. Price was associated with the First National Bank of Chicago, initially as a First Scholar, and subsequently as an equity analyst covering the health care and media industries. Her educational background includes a B.A. in Economics from the University of Michigan, an M.A. in Social Science from the University of Chicago, and an M.M. in Finance from Northwestern University Kellogg Graduate School of Management.

                             David Mitchell joined the Adviser in 1996 as portfolio manager of the Value Discovery Fund. Previously, he was a partner with Brinson Partners, Inc. in the firm's U.S. Equity group assigned to its Post-Venture Fund, a microcap stock fund that, using a value discipline, emphasized companies previously backed by professional venture capitalists. Prior to joining Brinson Partners, Inc. in the first half of 1996, he spent four years as co-manager of Thomas Paine Investors, L.P., a limited partnership invested in entrepreneurial companies. His educational background includes a B.A. in Economics from Knox College and an M.M. in Finance and Accounting from Northwestern University Kellogg Graduate School of Management. He is a Chartered Financial Analyst.

                             (See the Statement of Additional Information for additional information on the Adviser.)

                             MANAGEMENT FEE

                             The Fund pays the Adviser a monthly management advisory fee at an annual rate equal to 1.15% of the average daily net assets of the portfolio.

                             EXPENSES

                             The Fund's expenses include: the management advisory fees; transaction costs; interest; taxes; legal, accounting, auditing, transfer agency and custodial fees; and certain other operational expenses. During the portfolio's first year of operation, the Fund's Adviser has agreed to voluntarily absorb any of the portfolio's expenses that exceed 1.50% of the portfolio's average daily net assets.

                             CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

                             The Fund's Custodian is Investors Bank and Trust Company, 89 South Street, Boston, Massachusetts 02205. The Fund's Transfer Agent and Dividend Paying Agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

HOW TO PURCHASE -

How to buy shares of the
portfolio.                   An investor may make an initial purchase by
                             completing the "Application" form included with this Prospectus, and sending it to the Distributor or to the Fund's transfer agent, State Street Bank and Trust

                             Company ("State Street"), P.O. Box 9104, Boston, Massachusetts 02266-9104, together with a check for the amount of the investment made payable to William Blair Mutual Funds, Inc. Subsequent orders should also be sent to State Street or to the Distributor.

                             All purchases are made at a price based on the net asset value per share that is next computed after receipt of the order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. The Distributor or the Transfer Agent may in certain cases make advance arrangements with shareholders for telephone processing of purchase orders with the payment made by wire transfer of Federal Funds. If an order is not paid for, the purchaser will be liable for any loss to the Fund and, if the purchaser is a shareholder, the Fund may redeem shares to pay such loss.

                             The Fund's shares are sold continuously without a sales load at a public offering price equal to the net asset value next determined. The minimum initial investment is $5,000 ($2,000 for IRAs). The minimum for any subsequent investment is generally $1,000. The portfolio may accept smaller amounts under a group payroll deduction or similar plan. These minimum amounts may be changed at any time and may be waived for directors, principals, officers or employees of the Fund or Adviser. In addition, the Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and the Fund or the Distributor may reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of a portfolio would normally be permitted to continue to purchase additional shares of the portfolio, to have dividends reinvested and to make redemptions. Fund shares are usually held in open accounts, but the Fund will issue a certificate for full shares on written request by a shareholder. Unless payment for shares is made by certified or cashier's check, a share certificate will not be issued until 30 days after the purchase is completed. In the interest of safekeeping and expediting transfers and redemptions, most shareholders prefer not to receive certificates.

                             If an investor purchases or redeems shares of the Fund through an investment dealer, bank or other institution, that institution may impose charges for its services; these charges would reduce the investor's yield or return. An investor may purchase or redeem shares of the Fund directly from or with the Fund's Distributor or its transfer agent, State Street, without any such charges.

                             DIVIDEND REINVESTMENT PLAN. The Fund automatically reinvests all income dividends and capital gain distributions in additional shares of a portfolio's stock at net asset value on the reinvestment date (see "Dividend and Distribution Policy"). The minimum initial investment under this plan is $5,000 but the Fund may accept smaller amounts under a group payroll-deduction or similar plan. The minimum for IRAs is $2,000. The current minimum amount for subsequent investments is $1,000. These minimums are subject to change at any time.

                             CASH-DIVIDEND PLAN. All income dividends are paid in cash, while all capital gain distributions are automatically reinvested in additional shares at net asset value on the reinvestment date. Upon written instructions, the Fund will pay both income dividends and capital gain distributions, if any, in cash. The minimum initial investment under this plan is the same as the Dividend Reinvestment Plan.

                             AUTOMATIC DEPOSIT OF DIVIDENDS. An investor may elect to have all income dividends or capital gain distributions automatically deposited in a previously established bank account.

                             PRE-AUTHORIZED CHECK PLAN. An investor may specify an amount (a minimum of $250) that is to be invested on the 5th and/or 20th of each month, and instruct State Street to send pre-authorized checks for that amount to the investor's bank automatically. In all other respects this plan is the same as the Dividend Reinvestment Plan.

                             SYSTEMATIC WITHDRAWAL PLAN. Under this plan, which may be established with shares presently held or through a new investment (which the Fund suggests be at least $5,000), a shareholder specifies a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from the account on the fifth business day preceding the end of the month, quarter or the year. Such redemptions are treated as sales for Federal income tax purposes. While this plan is in effect, all income dividends and capital gain distributions on shares in the account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the minimum withdrawal is $250 per month. Depending on the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust the shareholder's account.

                             RETIREMENT PLANS. The Fund has available Individual Retirement Accounts ("IRAs"), under prototypes approved by the Internal Revenue Service, which invest in shares of the portfolios. Contributions to IRAs are fully deductible only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan, and (2) taxpayers who are active participants in an employer-sponsored plan but have adjusted gross income below a specified level. Non-deductible contributions are permitted.

                             The portfolio's shares also may be used with respect to a Simplified Employee Pension Plan ("SEP"), under which an employer makes contributions to all eligible employees' IRAs, or with respect to qualified money purchase pension and/or profit sharing plans.

                             Prototype forms of an IRA and qualified retirement plans and a form of SEP, and additional information concerning such plans, are available from the Fund. State Street may act as custodian for the portfolio's IRA and certain qualified retirement plans. State Street charges a $5 plan establishment fee, and there is also an annual $15 custodial fee, and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances. Consultation with a professional tax adviser is recommended both because of the complexity of Federal tax law and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

                             With respect to these plans:

                             1.  participation in all plans is voluntary;

                             2. the shareholder may terminate or change a plan at any time without penalty or charge from the Fund;

                             3. the Fund will pay any additional expenses that it incurs in connection with such plans;

                             4. new applicants may select a plan or plans by completing the application form included with this Prospectus;

                             5. additional forms and further information may be obtained by writing or calling the Fund;

                             6. the Fund reserves the right to change the minimum amounts for initial and subsequent investments or to terminate any of the above plans;

                             7. the Fund reserves the right to waive investment minimums at the discretion of the Distributor; and

                             8. the Fund requires a copy of the trust agreement when shares are to be held in trust.

HOW TO REDEEM -

How to sell your shares of
the portfolio.               Redemption requests should be signed by all owners
                             and sent to State Street Bank and Trust Company,
                             P.O. Box 9104, Boston, Massachusetts 02266-9104 or, for the Ready Reserves Fund only, to the Distributor. Redemptions of the portfolio's shares are made at the net asset value per share next computed after State Street (or the Distributor) receives in good order the redemption request, any stock certificates (endorsed, or accompanied by an endorsed stock power, to the order of the Fund) and any necessary documents, such as an inheritance tax consent or evidence of authority (such as letters testamentary), dated not more than 60 days prior to receipt thereof. ANY SINGLE REDEMPTION OF SHARES
                             HAVING A VALUE OF $5,000 OR MORE REQUIRES THAT
                             SIGNATURE(S) BE GUARANTEED BY A BANK THAT IS A
                             MEMBER OF THE FDIC, BY A BROKERAGE FIRM THAT IS A
                             MEMBER OF THE NASD OR AN ELIGIBLE GUARANTOR WHO IS
                             A MEMBER OF, OR A PARTICIPANT IN, A SIGNATURE
                             GUARANTEE PROGRAM. Signature guarantee(s), if required, must appear on the written redemption request and any endorsed stock certificate or stock power.

                             Payment normally will be mailed by the third business day after the receipt by State Street of a redemption request and any required documentation (and after any checks in payment for the shares have cleared). A redeeming shareholder may arrange with State Street to wire redemption proceeds. Redemption requests should not be sent to the Fund or to the Distributor, and doing so will delay their receipt by State Street; a shareholder who sends a redemption request to the Fund or to the Distributor takes the risk of any decrease in net asset value per share during the delay. State Street may in certain cases make advance arrangements for telephone processing of redemption requests.

                             The price received by a shareholder on redemption may be more or less than cost, depending on the net asset value at the time of redemption. Redemptions will be treated for Federal income tax purposes as sales, and a gain (or loss) will be recognized if the redemption proceeds are more (or less) than the adjusted basis (usually the cost) of the redeemed shares.

                             Fund shares may be transferred by a written request addressed to the Fund and delivered to State Street giving the name and social security or taxpayer identification number of the transferee, and accompanied by the same signature guarantees and documents as would be required for a redemption, together with specimen signatures of all transferees.

                             REQUESTS FOR CHANGES IN REGISTRATION OR FOR
                             REDEMPTION OR DIVIDEND CHECKS TO BE SENT TO A PLACE OTHER THAN THE ADDRESS OF RECORD, REGARDLESS OF AMOUNT, MUST CONTAIN A SIGNATURE GUARANTEE BY A BANK THAT IS A MEMBER OF THE FDIC, BY A BROKERAGE FIRM THAT IS A MEMBER OF THE NASD, OR BY AN ELIGIBLE GUARANTOR WHO IS A MEMBER OF, OR A PARTICIPANT IN, A SIGNATURE GUARANTEE PROGRAM.

                             Redemption requests for shares held in a retirement plan established under the Fund's prototype forms should be processed through the plan's custodian. Such requests are effective at the net asset value per share that is next computed after the custodian receives the request and any necessary documentation.

                             AUTOMATIC REDEMPTION OF SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem the shares in any account that, following a redemption, is below a specified amount. Currently, the minimum is $5,000. Shareholders will be notified that the values of their accounts have fallen below the minimum and allowed two months to make an additional investment before the redemption will be processed.

EXCHANGES -

William Blair Mutual Funds
may be exchanged at no charge:

- Growth Fund                Subject to the following limitations, shares of the
                             William Blair Mutual Funds may be exchanged for
- Value Discovery Fund       each other at their relative net asset values so
                             long as the portfolio to be acquired is registered
- International Growth Fund  in the shareholder's state of residence. There is no service fee for an exchange; however, only four
- Income Fund                (4) exchanges from a portfolio are allowed within
                             any 12-month period. Exchanges will be effected by
- Ready Reserves Fund        redemption of shares of the portfolio held and
                             purchase of shares of the other portfolio or portfolios requested. Investors should have the current prospectus for the portfolio into which they wish to exchange. For Federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis.

                             Exchanges may be made by a written request to William Blair Mutual Funds, Inc., Attention:
                             Exchange Department, P.O. Box 9104, Boston, MA 02266-9104, or by telephone if an exchange authorization as provided on the account application is on file with State Street. Once the telephone authorization is on file, State Street Bank will honor requests by any person by telephone at 1-800-635-2886 (in Massachusetts call

                             1-800-635-2840). Any certificates for shares must be deposited prior to any exchange of such shares. Neither the Fund nor its transfer agent will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and the shareholder will bear the risk of loss, so long as the portfolio or its transfer agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

FEDERAL INCOME TAXATION -

How your income and
distributions are taxed.     The portfolio intends to qualify as a regulated
                             investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. Dividends derived from taxable net investment income and net short-term capital gains are taxable to shareholders as ordinary income, and long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders generally are taxed at a maximum rate of 28%.
                             Long-term capital gain dividends received by corporate shareholders are taxed at the same rates as ordinary income. Dividends declared by the Fund in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for Federal income tax purposes.

                             The portfolio intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a 4% non-deductible federal excise tax. The required distribution generally is the sum of 98% of the portfolio's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31 plus the sum of any undistributed net investment income and capital gain net income from the prior year less any over-distribution from the prior year.

                             A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

                             A shareholder who redeems shares of the Fund will recognize capital gain or loss for Federal income tax purposes measured by the difference between the value of the shares redeemed and the basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent the shareholder has received any long-term capital gain dividends on such shares. It is anticipated that a portion of the ordinary income dividends for the portfolio will be eligible for the dividends-received deduction available for corporate shareholders.

                             The Fund is required to withhold Federal income tax at the rate of 31% (commonly called "backup withholding") from taxable distributions to shareholders who do not furnish the Fund with a taxpayer identification number (in the case of individuals, their social security number) or in other circumstances where shareholders have not complied with Internal Revenue Service regulations. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

SHAREHOLDER SERVICES AND RIGHTS -

                             CONFIRMATIONS. Each purchase or redemption transaction is confirmed to the shareholder, giving details of the purchase or redemption, with the number of shares computed to the third decimal place.

                             FISCAL YEAR. The Fund's fiscal year is the calendar year.

                             REPORTS. Each shareholder receives an audited annual report and an unaudited semi-annual report.

                             SHAREHOLDER RIGHTS. All shares of the portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of the portfolio. Shares of the portfolio have equal noncumulative voting rights and will be voted in the aggregate, except when a separate vote by portfolio is required under the 1940 Act.

                             Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Under Maryland law, the Fund is not required to hold shareholder meetings on an annual basis. It will, however, hold shareholder meetings as required by law, when a sufficient number of shareholders request a meeting or as deemed desirable by the Board of Directors, for such purposes as electing or removing directors, changing fundamental policies or approving an investment management agreement. Additional information about shareholder voting rights is contained in the Statement of Additional Information.

                             SHAREHOLDER INQUIRIES. Shareholders may make inquiries by writing or calling State Street or the Distributor, as shown on the cover.

                        WILLIAM BLAIR & COMPANY, L.L.C.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                              VALUE DISCOVERY FUND
                             222 WEST ADAMS STREET
                            CHICAGO, ILLINOIS 60606
                                 (312) 364-8000

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of William Blair Mutual Funds, Inc. (the
"Fund") - Value Discovery Fund (the "portfolio") dated December   , 1996. The
Prospectus may be obtained without charge by writing or calling the Fund.

                           -------------------------

MANAGEMENT OF THE FUND................................................................      2
     Investment Adviser and Distributor...............................................      2
     Directors and Officers...........................................................      3
     Brokerage and Portfolio Transactions.............................................      4
     Investment Policies and Restrictions.............................................      5
INVESTMENT PRACTICES..................................................................      7
     Borrowing........................................................................      7
     Foreign Securities...............................................................      7
     Futures..........................................................................      8
     Illiquid Securities..............................................................      8
     Lending Portfolio Securities.....................................................      9
     Repurchase Agreements............................................................      9
     Restricted Securities............................................................     10
     Small Companies..................................................................     10
     Warrants.........................................................................     10
     When-Issued or Delayed Delivery Transactions.....................................     10
GENERAL FUND INFORMATION..............................................................     11
     Redemptions......................................................................     11
     Determination of Net Asset Value.................................................     11
     Performance......................................................................     11
     Taxes............................................................................     12
     Independent Auditors And Reports To Shareholders.................................     12
     Custodian And Shareholder Services...............................................     12
     Retirement Plans.................................................................     13
SHAREHOLDER RIGHTS....................................................................     13
FUND HISTORY..........................................................................     14
APPENDIX A............................................................................    A-1

                           -------------------------
                               December   , 1996

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND DISTRIBUTOR

As stated in the Prospectus, William Blair & Company, L.L.C. ("Adviser") is the Fund's investment adviser and manager. Pursuant to an investment advisory and management agreement, the Adviser acts as the Fund's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as directors or officers of the Fund if elected to such positions. In addition to the management advisory fee, each portfolio pays the expenses of its operations, including a portion of the Fund's general administrative expenses, allocated on the basis of the portfolio's net asset value. Expenses that will be borne directly by the portfolios include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The advisory agreement for a portfolio continues in effect from year to year for so long as its continuation is approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund and (b) by the shareholders of the portfolio or the Board of Directors. The agreement may be terminated at any time upon 60 days notice by either party; the Fund may so terminate the agreement either by vote of the Board of Directors or by majority vote of the outstanding shares of the affected portfolio. The agreement may also be terminated at any time either by vote of the Board of Directors or by majority vote of the outstanding voting shares of the subject portfolio if the Adviser were determined to have breached the agreement. The agreement would terminate automatically upon assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Upon termination of the agreement, and when so requested by the Adviser, the Fund will refrain from using the name "William Blair" in its name or in its business in any form or combination.

For the services and facilities furnished to the Value Discovery Fund, the Fund pays a monthly management advisory fee at an annual rate of 1.15% of the portfolio's average daily net assets. The advisory fee is accrued daily and paid monthly on the first business day of the following month.

The Adviser voluntarily has agreed to reimburse the portfolio during its first year of operation should all operating expenses, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.50% of average daily net assets of the portfolio.

William Blair & Company, L.L.C. also is the principal underwriter and distributor ("Distributor") for shares of the Fund and acts as agent of the Fund in the sale of its shares. The offering of shares is continuous, although the Distributor and the Fund reserve the right to cease the offer of shares at any time. The Distributor pays for the printing and distribution of copies of the prospectus and shareholder reports used in connection with the offering of shares to prospective investors. The Distributor also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are substantially the same as those described above with regard to the advisory agreement, except that termination other than upon assignment or upon determination of breach requires six months' notice.

Messrs. Barber, Fischer, Fuller, and Ms. Gassmann, Messrs. Greig, Kaplan, Kayser, McMullan, Myer, Rucinski, Sullivan, Truderung and Truettner, who are directors or officers of the Fund, are also principals or employees of the Adviser/Distributor as indicated under "Directors and Officers."

The Adviser/Distributor is a limited liability company, the affairs of which are controlled by all its principals, none of whom owns more than 25% of the firm. The Chief Executive Officer of the firm is E. David Coolidge, III and the Executive Committee is comprised of Harvey Bundy, III, E. David Coolidge, III, Conrad Fischer, Edgar D. Jannotta, John P. Kayser, Richard P. Kiphart, Albert J. Lacher, James D. McKinney and James M. McMullan.

DIRECTORS AND OFFICERS

The directors and officers of the Fund, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C. and other significant affiliations are set forth below. Unless otherwise noted, the address of each officer and director is 222 West Adams Street, Chicago, Illinois 60606.

CONRAD FISCHER (62),* (2) Chairman of the Board and Director; Principal, William Blair & Company, L.L.C.; and Trustee Emeritus, Chicago Child Care Society, a non-profit organization.

VERNON ARMOUR (69), (1) (2) (3) Director; 135 South LaSalle St., Suite 1117, Chicago, Illinois 60603; Private investor; Trustee, Illinois Institute of Technology and Northwestern Memorial Hospital; Director and President, OTHO S.A. Sprague Memorial Institute; Life Trustee, Illinois Institute of Technology; and Life Trustee, Northwestern Memorial Hospital.

GEORGE KELM (68), (1) (3) Director; Three First National Plaza, Suite 2000, Chicago, Illinois 60602; Retired Chairman of the Board and Director, Sahara Coal Company, Inc., and Sahara Enterprises, Inc.; Director, Rolf Jensen & Associates, Inc.; Trustee, Lawrence University, Newberry Library and McCormick Theological Seminary; President and Director, Woods Fund of Chicago; and Member of the Visiting Committee, University of Chicago Graduate School of Social Service Administration.

ANN P. McDERMOTT (57), (3) Director; Trustee, Rush Presbyterian St. Luke's Medical Center; Women's Board, Rush Presbyterian St. Luke's Medical Center; Honorary Director, Visiting Nurse Association; Director, Presbyterian Homes; Northwestern University, Women's Board; University of Chicago, Women's Board; Director, Washington State University Foundation.

JAMES M. McMULLAN (62),* Director; Principal, William Blair & Company, L.L.C., Member, NASD Listing Review Committee and Director of Securities Industry Association.

JOHN B. SCHWEMM (62), (1) (3) Director; 2 Turvey Lane, Downers Grove, Illinois 60515; Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company, printer; and Director, USG Corp., a building material product company and Walgreen Co., a drug store chain.

W. JAMES TRUETTNER, JR. (65),* Director and Senior Vice President; Principal, William Blair & Company, L.L.C.; and Director of International Travel Services and Roberts Industries, Inc.

JAMES L. BARBER, JR. (45), President of the Fund and Chief Operating Officer of the Growth Fund, Income Fund and Value Discovery Fund; Principal, William Blair & Company, L.L.C.; Vice President and Secretary, LaRabida Hospital Foundation; and President, Stanford Associates.

MARK A. FULLER, III (39), Senior Vice President; Principal, William Blair & Company, L.L.C..

W. GEORGE GREIG (44), Senior Vice President; Portfolio Manager, William Blair & Co., L.L.C.; formerly Portfolio Manager, Provident Capital Management; Manager of Akamai, a partnership affiliated with Framlington Investment Management Limited; and Partner, Pilgrim, Baxter & Greig.

BENTLEY M. MYER (50), Senior Vice President and Chief Operating Officer, Ready Reserves Fund; Principal, William Blair & Company, L.L.C.; formerly Vice President, LaSalle National Trust Co.

NORBERT W. TRUDERUNG (44), Senior Vice President; Principal, William Blair & Company, L.L.C.

JAMES S. KAPLAN (36), Vice President; Associate, William Blair & Company, L.L.C.; formerly Vice President, First Union Bank.

JOHN P. KAYSER (47), Vice President; Principal, William Blair & Company, L.L.C., Director, DuPage Children's Museum.

TERENCE M. SULLIVAN (52), Vice President; Associate, William Blair & Company, L.L.C..

WALTER RUCINSKI (52), Treasurer; Controller, William Blair & Company, L.L.C.; and Treasurer, Foundation for Special Athletics; and Vice President of Koocanusa Marina, Inc.

JANET V. GASSMANN (29), Secretary; Administrative Assistant, William Blair & Company, L.L.C.; formerly, Administrative Assistant, Shearson Lehman Brothers, Inc.
--------------------------------------------------------------------------------
 * Directors who are interested persons as defined in the Investment Company Act of 1940.

(1) Member of the Standing Audit Committee.

(2) Member of Interim Valuation Committee. This committee handles any questions regarding the valuation of portfolio securities that may arise between meetings of the Board of Directors.

(3) Mr. Armour and Mr. Kelm maintain brokerage accounts with the Adviser and Ms. McDermott and Mr. Schwemm employ the Adviser to manage assets that they control. Mr. Kelm also serves as president and director of Woods Fund of Chicago, a nonprofit organization for which William Blair & Company, L.L.C. serves as investment adviser. In addition, as a result of his former affiliation with the Adviser as a partner of William Blair & Company, L.L.C. from 1973 to 1982, Mr. Armour has a beneficial interest in a Deferred Profit Sharing Plan which is managed by the Adviser.

The directors and officers affiliated with the Adviser receive no compensation from the Fund. Directors who are not affiliated with the Adviser currently receive an annual fee of $4,000 plus $2,000 for each meeting attended in person plus expenses.

The following table sets forth the compensation earned from the Fund for the fiscal year ended December 31, 1995 by directors who are not affiliated with the
Adviser:

                                                            PENSIONS OR
                                         AGGREGATE      RETIREMENT BENEFITS    ESTIMATED ANNUAL
                                       COMPENSATION     ACCRUED AS PART OF      BENEFITS UPON         TOTAL
                                       FROM THE FUND       FUND EXPENSES          RETIREMENT       COMPENSATION
                                       -------------    -------------------    ----------------    ------------
Vernon Armour.......................      $ 9,000                   0                    0            $9,000
C. Mathews Dick, Jr.*...............      $ 9,000                   0                    0            $9,000
George Kelm.........................      $ 9,000                   0                    0            $9,000
John H. Olwin, M.D.*................      $ 8,500                   0                    0            $8,500
John B. Schwemm.....................      $ 9,000                   0                    0            $9,000
John W. Straub......................      $ 9,000                   0                    0            $9,000
---------------------------------------------------------------------------------------------------------------

* Resigned as director effective as of May 1, 1996.

As of __________ __, 1996, the Fund's officers and directors as a group owned (or held or shared investment or voting power with respect to) ________ shares or ___ % of the portfolio. This figure does not include shares of the portfolio that may be indirectly owned by certain officers of the Fund as a result of their interest in the William Blair Profit Sharing Plan.

BROKERAGE AND PORTFOLIO TRANSACTIONS

Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal, and negotiation of commissions) are normally made by the Adviser. In purchasing and selling portfolio securities, the Fund seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Fund and the Adviser's other clients.

Portfolio transactions may increase or decrease the return of a portfolio depending upon the Adviser's ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio's monthly average net assets, and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The portfolio's turnover rate will also vary from year to year depending on market conditions.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and which include the net price, the confidentiality, reliability, integrity, the size and nature of the transaction and the market in which it is to occur, and any research or other services that the broker has provided. The Adviser determines the overall reasonableness of brokerage commissions, and of premiums and discounts on principal transactions (which do not involve commissions), by review of comparable trades for the Adviser's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser may assign the transaction to a broker that has furnished research services, but the Adviser has no agreement, formula or policy as to allocation of brokerage. The Fund does not ordinarily market its shares through brokers, and any sales of the Fund's shares by a broker would be neither a qualifying nor disqualifying factor in allocating brokerage.

The Fund may pay to brokers that provide research services to the Adviser a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser's overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Fund and for the Adviser's other advisory accounts, can be of benefit to both the Fund and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Fund cannot be precisely determined, and such services are supplemental to the Adviser's own efforts, which are undiminished thereby. The Adviser does not believe that their expenses are reduced by reason of such services, which benefit the Fund and the Adviser's other clients. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained.

The investment decisions for the Fund are reached independently from those for other accounts managed by the Adviser. Such other accounts also may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. When two or more accounts have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases this procedure may affect the size or price of the position obtainable for the Fund. However, it is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

No portfolio transactions are executed for the Fund with or through the Adviser or any affiliated broker-dealer of the Adviser. The Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the Securities and Exchange Commission and in accordance with procedures adopted and reviewed periodically by the Board of Directors.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions for the Value Discovery Fund which, together with the portfolio's investment objective, cannot be changed without the approval of a "majority of the outstanding voting securities" of the portfolio, which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (a) 67% of the shares of the portfolio present at a meeting where more than 50% of the outstanding voting shares are present in person or by proxy, or (b) more than 50% of the outstanding voting shares of the portfolio. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the limitations unless, immediately after or as a result of the investment, a violation of the restrictions occurs.

The Value Discovery Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or
(ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the portfolio's liabilities (other than borrowings), or such other percentage permitted by law, except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

3. May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, 25% or more of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Fund may not:

9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

10. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

12. Purchase except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company.

13. Engage in futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures transactions if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the portfolio's net assets. In addition, the aggregate margin deposits required on all futures transactions being held will not exceed 5% of the portfolio's total assets.

14. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

                              INVESTMENT PRACTICES

BORROWING. Presently, the portfolio only intends to borrow from banks for temporary or emergency purposes. However, the portfolio may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions."

FOREIGN SECURITIES. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the portfolio will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the portfolio than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The portfolio's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the portfolio must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the portfolio may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the portfolio would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the portfolio are uninvested and no return is earned thereon. The inability of the portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the portfolio due to subsequent declines in the value of such portfolio security or, if the portfolio has entered into a contract to sell the security, could result in possible liablity to the purchaser.

The portfolio may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

EDRs are European receipts evidencing a similar arrangement. For purposes of the portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR and EDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreements with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

FUTURES. The portfolio may purchase and sell futures contracts on domestic stock indexes in order to facilitate exposure to the market or in order to help meet redemption requests. The portfolio may purchase and sell futures contracts on stock indexes, such as the S&P 500 Index, as a substitute for purchasing or selling the underlying securities. The portfolio may not purchase or sell a futures contract unless, immediately after any such transaction, the sum of the aggregate amount of initial margin deposits on its existing futures positions is 5% or less of its total assets (after taking into account certain technical adjustments).

The portfolio may be subject to additional risks associated with futures contracts, such as the possibility that the Adviser's forecasts of market values and other factors are not correct, imperfect correlation between the hedging instrument and the asset or liability being hedged, default by the other party to the transaction, and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The transactions described above are frequently referred to as derivative transactions. In general, derivatives are instruments whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset.

ILLIQUID SECURITIES. The portfolio may invest in illiquid securities (i.e., securities that are not readily marketable). However, the portfolio will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the portfolio's net assets (or such other amounts as may be permitted under the 1940 Act). The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation.

Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.

The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Adviser to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Adviser may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (iii) the Adviser considers the trading market for the specific security taking into account relevant factors. With respect to the portfolio's foreign holdings, a foreign security may be considered liquid by the Adviser (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the portfolio might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Adviser), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

REPURCHASE AGREEMENTS. The portfolio may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the portfolio buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the portfolio enters into repurchase agreements to evaluate those risks. The portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. The portfolio may invest without limitation in restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors. The portfolio currently intends to invest no more than 5% of its net assets in restricted securities during the next fiscal year.

SMALL COMPANIES. The portfolio may invest a large portion of its assets in small companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

WARRANTS. The portfolio may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. The portfolio may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis. When a portfolio purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. The portfolio will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. The portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time the portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent the portfolio engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the portfolio's investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes; but the portfolio reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, the portfolio will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

                            GENERAL FUND INFORMATION

REDEMPTIONS. The portfolio may not suspend the right of redemption or delay payment on its shares more than seven days except (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or any emergency exists as determined by the Securities and Exchange Commission so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the portfolio's shareholders.

A shareholder who redeems shares of the portfolio will recognize capital gain or loss for Federal income tax purposes. If a shareholder realizes a loss on the redemption of portfolio shares and reinvests in portfolio shares within 30 days before or after redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for Federal income tax purposes.

DETERMINATION OF NET ASSET VALUE. Net asset value per share of the portfolio will be determined as of the earlier of 3:00 p.m., Chicago time, or the close of business on the New York Stock Exchange on each day on which that Exchange is open and on each other day on which there is sufficient trading in the portfolio's investments that it might materially affect the net asset value, except that the net asset value will not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption. The New York Stock Exchange is closed for the observance of New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The per share net asset value is determined by dividing the value of the portfolio's assets, less its liabilities, by the number of its shares outstanding. The market value of the portfolio securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a sale on the date of determination, at the latest bid price. Securities for which market quotations are not readily available, and all other assets, are appraised at fair value as determined in good faith by the board of directors.

PERFORMANCE. The portfolio's historical performance or return may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the portfolio.

The average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the portfolio's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income dividends and capital gains distributions by the portfolio have been reinvested at the net asset value on the reinvestment dates during the period.

Calculation of total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

From time to time, the portfolio's performance may be compared to that of various, unmanaged stock indices such as the Standard & Poor's 500 Stock Index, NASDAQ, Value Line, and Russell 1,000, 2,000 and 3,000, and may also be compared to the performance of other growth mutual funds or mutual fund indices as reported by CDA Investment Technologies, Inc. ("CDA"), Lipper Analytical Services, Inc. ("Lipper") or

Morningstar, Inc. ("Morningstar"). CDA, Lipper and Morningstar are widely recognized independent mutual fund reporting services.

The portfolio may quote information from industry or financial publications of general U.S. or international interest, such as information from publications such as Morningstar, The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the Bank Rate Monitor National Index or various certificates of deposit indexes, money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Average (All Taxable). Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. treasury bill indexes. Certain of these alternative investments may offer fixed rates of return, and guaranteed principal and may be insured.

Performance quotations are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. The portfolio's performance includes general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of the portfolio are redeemable at net asset value, which may be more or less than original cost.

TAXES. The portfolio's futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the portfolio's securities.

The mark-to-market rules of the Internal Revenue Code (the "Code") may require the portfolio to recognize unrealized gains and losses on certain futures held by the portfolio at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the portfolio had unrealized gains in offsetting positions at year end. The portfolio has elected to mark-to-market its investments in passive foreign investment companies for Federal income tax purposes.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if the portfolio sold a foreign stock and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the portfolio will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors are Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report upon the Fund's annual financial statements, review certain regulatory reports and the Fund's Federal tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

CUSTODIAN AND SHAREHOLDER SERVICES. Investors Bank and Trust Company ("Investors Bank"), 89 South Street, Boston, Massachusetts 02111, as custodian, has custody of all securities and cash of the Fund; and it attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's transfer agent and dividend-paying agent. State Street Bank, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

RETIREMENT PLANS. The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the portfolio, and any income dividends (and capital gain distributions, if any) are reinvested in additional full and fractional shares of the portfolio.

- Individual Retirement Accounts. The Fund has available Individual Retirement Accounts (IRAs) under IRS approved prototypes. IRA contributions are fully deductible only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan and (2) taxpayers who are active participants in an employer-sponsored plan but who have adjusted gross income below a specified level. For these purposes, a taxpayer will be deemed to be an active participant in an employer-sponsored retirement plan if for any part of the plan year either he or his spouse is an active participant under a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(a) annuity plan, a 403(b) annuity program, a Simplified Employee Pension plan or a government plan (other than a plan maintained for state and local employees under Section 457 of the Internal Revenue Code). Married taxpayers filing a joint return who are active participants in an employer-sponsored plan may make a tax deductible IRA contribution up to $2,000 ($2,250 spousal) if their adjusted gross income ("AGI") is $40,000 or less. Between AGI of $40,000 to $50,000 the IRA deduction is gradually phased-out. For single taxpayers who are active participants in an employer-sponsored plan, the $2,000 deductible IRA contribution is similarly phased-out between $25,000 and $35,000 of adjusted gross income. To the extent that the IRA deduction is reduced or eliminated by the phase-out rule, an individual may elect to make nondeductible IRA contributions which, when combined with any deductible contributions, may not exceed $2,000 ($2,250 for a spousal IRA). The income on the IRA contribution will not be taxed until withdrawn.

Under the Internal Revenue Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA and defer taxes on the distributions and shelter investment earnings.

- Simplified Employee Pension. An employer may establish a Simplified Employee Pension (SEP) Plan under which the employer makes contributions to all eligible employees' IRAs. A portfolio's shares may be used for this purpose.

- Qualified Retirement Plans. A corporation, partnership or sole proprietorship may establish qualified money purchase pension and profit sharing plans, and contribute for each participant up to the lesser of 25% of each participant's compensation (20% of gross compensation for self-employed persons) or $30,000. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

Prototype forms of an IRA and qualified retirement plans and a form of SEP, and additional information concerning such plans, are available from the Fund. State Street Bank may act as a custodian for the Fund's IRA and certain qualified retirement plans. State Street Bank charges a $5 plan establishment fee. There is also an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances. Consultation with a professional tax adviser is recommended both because of the complexity of Federal tax law and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

                               SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of its shareholders. However, shareholder meetings will be held in connection with the following matters: (1) the election or removal of directors, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Act; (3) any termination of the Fund; (4) any amendment of the Articles of Incorporation; and (5) such additional matters as may be required by law, the Articles of Incorporation, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the directors may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors. In accordance with the Act (i) the Fund will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors has been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

All shares have equal voting rights and may be voted in the election of directors and upon other matters submitted to a vote of the shareholders. Shares of all portfolios of the Fund will be voted in the aggregate unless the Act requires them to be voted separately. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares, voting together for the election of directors, can elect all the directors. The Fund will hold meetings of shareholders when requested to do so in writing by one or more shareholders who collectively hold at least 10% of the shares entitled to vote or when so determined by the Board of Directors in their discretion. At such a meeting, a director may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting the lesser of 1% of the outstanding shares or $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of a director, the Fund has undertaken either to disseminate appropriate materials (at the expense of the requesting shareholders) or to provide such shareholders access to a list of names and addresses of all shareholders of record.

                                  FUND HISTORY

The Fund was organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. On April 30, 1991 a reorganization of the Fund and Growth Industry Shares, Inc., a Maryland corporation, was adopted such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Fund, now the Growth Fund portfolio, and the Fund changed its name to William Blair Mutual Funds, Inc. On February 13, 1996, the Fund's Board of Directors determined that it was in the best interests of the Fund's shareholders to terminate the Limited Term Tax-Free Fund; and it was terminated on April 23, 1996. While shares of only five portfolios are presently being offered, the Board of Directors of the Fund may establish additional portfolios, with different investment objectives, policies and restrictions, in the future.

                                   APPENDIX A

                     SHORT-TERM RATINGS (COMMERCIAL PAPER)

DUFF & PHELPS INC. Duff & Phelps Inc. rating system for "Top Grade" commercial paper incorporates three gradations to recognize quality differences within its highest grade. Lower grades (Duff - 2 and Duff - 3) do not distinguish between such quality differences within the grade.

                        Category 1: Top Grade

Duff 1 plus:            Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free
                        U.S. Treasury short-term obligations.
Duff 1:                 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff 1 minus:           High certainty of timely payment. Liquidity factors are strong and supported by fundamental protection factors. Risk factors are very small.

                        Category 2: Good Grade

Duff 2:                 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. Fitch Investors Service, Inc. commercial paper ratings are grouped into four categories: Fitch-1 (Strong Credit Quality); Fitch-2 (Good Credit Quality); Fitch-3 (Fair Credit Quality); and Fitch-4 (Weak Credit Quality).

Fitch-1+                (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
Fitch-1                 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
Fitch-2                 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

MOODY'S INVESTORS SERVICE, INC. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

STANDARD & POOR'S CORPORATION. The ratings A-1+, A-1 and A-2 are the three highest commercial paper ratings assigned by Standard & Poor's Corporation. Commercial paper so rated by Standard & Poor's Corporation has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1+, A-1, A-2 or A-3.

                           LONG-TERM RATINGS (BONDS)

DUFF & PHELPS INC. BOND RATINGS

General
Category                Rating
---------------------   -------
Triple A                   1      Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
Double A                          High credit quality. Protection factors are strong.
High                       2      Risk is modest but may vary slightly from time to
Middle                     3      time because of economic conditions.
Low                        4
Single A                          Protection factors are average but adequate. However,
High                       5      risk factors are more variable and greater in periods
Medium                     6      of economic stress.
Low                        7

FITCH INVESTORS SERVICE INC. BOND RATINGS

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

PLUS (+) OR MINUS (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in its generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION BOND RATINGS

AAA This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                                     PART C

                               OTHER INFORMATION


ITEM 24.         Financial Statements and Exhibits

                 (a)      Financial Statements:

                          (i) Financial Statements included in Part A of the Registration Statement:

                                Not applicable.

                          (ii) Financial Statements included in Part B of the Registration Statement:

                                The following information contained in
                                Registrant's Annual Report for William Blair
                                Mutual Funds, Inc., including the Growth
                                Fund, the International Growth Fund, the
                                Income Fund, the Limited Term Tax-Free Fund and the Ready Reserves Fund, for the fiscal year ended December 31, 1995, is incorporated by reference into Part A.

                                William Blair Mutual Funds, Inc.

                                        Growth Fund, International Growth Fund,
                                        Income Fund, Limited Term Tax-Free
                                        Fund and Ready Reserves Fund

                                        Statements of Assets and Liabilities
                                        at December 31, 1995

                                        Statements of Operations for the year
                                        ended December 31, 1995

                                        Statements of Changes in Net Assets for
                                        the years ended December 31,
                                        1995 and 1994 (for the period from
                                        January 24, 1994 (Commencement of
                                        Operations) to December 31, 1995 for the
                                        Limited Term Tax-Free Fund)

                                        Notes to Financial Statements

                                        Growth Fund, International Growth Fund,
                                        Income Fund, Limited Term Tax-Free
                                        Fund and Ready Reserves Fund

                                            Schedules II, III, IV, V, VI
                                            and VII are omitted as the required
                                            information is not present

                                            Schedule I has been omitted as
                                            the required information is
                                            presented in the Schedules of
                                            Investments at December 31, 1995

                 (b)      Exhibits

                          1a.    Articles of Incorporation.
                          1b.    Form of Amendment to Articles of Incorporation.
                          2.     By-laws, as amended.
                          3.     Inapplicable.
                          4.     See items 1 and 2 above.
                          5a.    Form of Management Agreement.
                          5b.    Form of Management Agreement dated May 1, 1996.
                          6.     Underwriting Agreement.
                          7.     Inapplicable.
                          8.     Custodian Agreement.
                          9.     Inapplicable.
                          10.    Opinion and Consent of Vedder, Price, Kaufman
                                  & Kammholz.
                          11.    Consent of Ernst & Young LLP.
                          12.    Inapplicable.
                          13.    Subscription Agreement.
                          14.    Inapplicable.
                          15.    Inapplicable.
                          16.    Schedule for calculation of performance
                                  quotation.


ITEM 25.         Persons Controlled by or under Common Control with Registrant

                 Inapplicable.

ITEM 26.         Number of Holders of Securities

                 Number of holders of securities as of _____________, 1996:

                                                                       Number of
       Title of Class                                             Record Holders

       Shares of common stock of:
         Growth Fund
         Value Discovery Fund
         International Growth Fund

                 Income Fund
                 Ready Reserves Fund

ITEM 27.         Indemnification

                 The Maryland Code, Corporations and Associations, Section 2-418, provides for indemnification of directors, officers, employees and agents.

         Article VII of the Registrant's Articles of Incorporation provides for indemnification of directors or officers under certain circumstances but does not allow such indemnification in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Investment Management Agreement between the Registrant and William Blair & Company, L.L.C. (the "Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.         Business and Other Connections of Investment Adviser

                 Registrant's investment manager is William Blair & Company, L.L.C., a limited liability company. In addition to its services to Registrant as investment manager as set forth in Parts A and B of this Registration Statement on Form N-1A, William Blair & Company, L.L.C. is a registered broker-dealer and investment adviser and engages in investment banking.

         The principal occupations of the principals and primary officers of William Blair & Company, L.L.C. are their services as principals and officers of that Company. The address of William Blair & Company, L.L.C. and Registrant is 222 West Adams Street, Chicago, Illinois 60606.

         Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each principal of William Blair & Company, L.L.C.

is, or at any time during the last two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee:

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
----------------------------------------------------------------------------------------------------------------------------
 Rocky Barber                          LaRabida Hospital Foundation             Vice President and Secretary
 Principal                                                                      of the Board of Directors

                                       Stanford Associates                      President

                                       William Blair Mutual Funds, Inc.         President

 Bowen Blair,                          The Art Institute of Chicago             Trustee
 Senior Principal
                                       Chicago Historical Society               Trustee

                                       Field Museum of Natural History          Trustee

 Edward McC. Blair, Sr.,               The Art Institute of Chicago             Life Trustee
 Senior Principal
                                       College of The Atlantic                  Trustee

                                       Pullman Educational Foundation           Life Trustee

                                       Rush Presbyterian-St. Luke's             Life Trustee
                                       Medical Center

                                       University of Chicago                    Life Trustee

 Edward McC. Blair, Jr.                Chicago Dock and Canal Trust             Trustee
 Principal
                                       Chicago Zoological Society               Deputy Chairman

                                       Research Industries, Inc.                Director

                                       University of Chicago Hospital           Trustee

 Kurt Beuchel,                         Social Security Fund of the              Member
 Principal                             Principality of Liechtenstein            Investment Advisory Board

 David G. Chandler,                    The Bruss Company                        Director
 Principal
                                       Encore Paper Company                     Director

                                       Gibraltar Packaging Group                Director

                                       International Jensen Incorporated        Director

                                       Morton Grove Pharmaceuticals, Inc.       Director

                                       Predelivery Service Corporation          Director

                                       Sherwood Enterprises, Inc.               Director

 E. David Coolidge, III,               Pittway Corporation                      Director
 Chief Executive Officer

 Conrad Fischer                        APM Limited Partnership                  General Partner
 Chief Executive Officer

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
----------------------------------------------------------------------------------------------------------------------------
                                       Chicago Child Care                       Trustee Emeritus

                                       William Blair Mutual Funds, Inc.         Chairman and Director

 Thomas A. FitzSimmons                 Credit Acceptance Corporation            Director
 Principal

 Paul W. Franke,                       Music City Bagels, Inc.                  Director
 Principal
 Mark A. Fuller, III,                  Fuller Investment Company                President
 Principal

                                       William Blair Mutual Funds, Inc.         Senior Vice President

 John K. Greene,                       Chicago Horticultural Society            Trustee
 Principal
                                       Children's Home & Aid Society            Trustee
                                       of Illinois, Inc.

                                       Hazelden                                 Chairman Illinois Advisory
                                                                                Committee
                                       Vulcan Materials Co.                     Director

 Thomas L. Greene,                     Tyler School of Secretarial              25% Owner
 Principal                             Science

 Samuel B. Guren,                      Falcon First Communications, L.P.        Board of Advisors
 Principal
                                       Four M Corporation                       Director

                                       Marks Brothers Jewelers, Inc.            Director

                                       Prime Cable of Alaska                    Board of Advisors

                                       Technetics                               Director

 James P. Hickey,                      Eagle Point Software                     Director
 Principal
 Edgar D. Jannotta, Sr.,               AAR Corporation                          Director
 Senior Principal

                                       AON Corporation                          Director

                                       Bandag, Incorporated                     Director

                                       Molex, Incorporated                      Director

                                       New York Stock Exchange, Inc.            Director

                                       Oil-Dri Corporation of America           Director

                                       Safety-Kleen Corporation                 Director

                                       Sloan Value Company                      Director

                                       Unicom Corporation                       Director

 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
----------------------------------------------------------------------------------------------------------------------------
 Edgar D. Jannotta, Jr.,               Big Sky Joint Venture                    General Partner
 Principal

                                       The Bruss Company                        Director

                                       Daiseytek International                  Director

                                       Gibraltar Packaging                      Director

                                       Greater Chicago Food Depository          Co-Chairman Finance
                                                                                Steering Committee

                                       Mid-south Building Supplies              Director

                                       Towne Holdings, Inc.                     Director

                                       Western Fidelity Holdings, Inc.          Director

 Richard P. Kiphart,                   McCormick Theological Seminary           Board of Directors
 Principal
                                       Woodlands Academy of the                 Trustee
                                       Sacred Heart

 Robert Lanphier, IV,                  Ag. Med, Inc. (Private)                  Chairman
 Principal

 James McMullan,                       Listing Review Committee NASDAQ
 Principal
                                       Security Industry Association            Director

                                       William Blair Mutual Funds, Inc.         Director

 Timothy M. Murray,                    AGI, Inc.                                Director
 Principal

                                       The Bruss Company                        Director

                                       Card Establishment Services              Director

                                       Daiseytek, Incorporated                  Director

                                       Mede America, Inc.                       Director

                                       Mid-south Building Supply Company        Director

                                       Portland Food Products                   Director

                                       Sherwood Enterprises, Incorporated       Director

                                       Technetics Corporation                   Director

                                       Towne Holdings, Inc.                     Director

 Bentley M. Myer,                      Delnor Community Hospital                Director
 Principal                             Foundation

                                       William Blair Mutual Funds, Inc.         Senior Vice President


 Name and Position with                Name of Company and/or
 William Blair & Company, L.L.C.       Principal Business                       Capacity
----------------------------------------------------------------------------------------------------------------------------
 Neal L. Seltzer,                      Scholarship and Guidance Foundation      Director
 Principal

 Ronald B. Stansell,                   AFO Limited Partnership                  Limited Partner
 Principal

 Thomas H. Story,                      Security APL, Inc.                       Member, Advisory Council
 Principal

 Mark Timmerman,                       DIY Home Warehouse, Incorporated         Director
 Principal
                                       Prophet 21, Incorporated                 Director

 Norbert W. Truderung,                 William Blair Mutual Funds, Inc.         Senior Vice President
 Principal

 W. James Truettner,                   Glenview Foundation                      Director
 Principal
                                       International Travel Services            Director

                                       Roberts Industries                       Director

                                       William Blair Mutual Funds, Inc.         Senior Vice President and
                                                                                Director




ITEM 29.         Principal Underwriters

                 (a)      Inapplicable.

                 (b) The principal business address of each principal and officer of William Blair & Company, L.L.C., principal underwriter for Registrant, is 222 West Adams Street, Chicago, Illinois 60606. See Item 28 for information with respect to officers and principals of William Blair & Company, L.L.C..

                 (c)      Inapplicable.

ITEM 30.         Location of Accounts and Records

                 All such accounts, books and other documents are maintained by the Registrant's officers at the offices of the Registrant and the offices of the Investment Adviser, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, and also shareholder account information and original shareholder correspondence is available at the offices of the Transfer Agent and Dividend Paying Agent, Investors Bank and Trust Company, P.O. Box 9104, Boston, Massachusetts 02266-9104.

ITEM 31.         Management Services

                 Inapplicable.

ITEM 32.         Undertakings

                 Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 5th day of November, 1996.

                                              WILLIAM BLAIR MUTUAL FUNDS, INC.


                                              By:/s/James L. Barber, Jr.
                                                 -------------------------------
                                                 James L. Barber, Jr., President


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacity and on the date indicated.

Signature                          Title                                Date
---------                          -----                                ----
/s/Vernon Armour                  Director                          November 5, 1996
--------------------------------
Vernon Armour


/s/Ann P. McDermott               Director                          November 5, 1996
--------------------------------
Ann P. McDermott


/s/Conrad Fischer                 Director (Chairman                November 5, 1996
--------------------------------  of the Board
Conrad Fischer


/s/George Kelm                    Director                          November 5, 1996
--------------------------------
George Kelm


/s/James M. McMullan              Director                          November 5, 1996
--------------------------------
James M. McMullan


/s/John B. Schwemm                Director                          November 5, 1996
--------------------------------
John B. Schwemm


/s/W. James Truettner, Jr.        Director                          November 5, 1996
--------------------------------
W. James Truettner, Jr.


/s/James L. Barber, Jr.           President (Principal              November 5, 1996
--------------------------------  Executive Officer)
James L. Barber, Jr.


/s/Walter Rucinski                Treasurer (Principal              November 5, 1996
--------------------------------  Financial Officer
Walter Rucinski                   Principal Accounting
                                  Officer)


                                 EXHIBIT INDEX


1a.      Articles of Incorporation.1/
1b.      Form of Amendment to Articles of Incorporation.1/
2.       By-laws, as amended.1/
3.       Inapplicable.
4.       See items 1 and 2 above.
5a.      Form of Management Agreement.*
5b.      Form of Management Agreement dated May 1, 1996.1/
6.       Underwriting Agreement.1/
7.       Inapplicable.
8.       Custodian Agreement.1/
9.       Inapplicable.
10.      Opinion of Vedder, Price, Kaufman & Kammholz.*
11.      Consent of Ernst & Young LLP.*
12.      Inapplicable.
13.      Subscription Agreement.1/
14.      Inapplicable.
15.      Inapplicable.
16.      Schedule for calculation of performance quotation.1/

------------------

1/ Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A as filed on or about March 1, 1996.

*        To be filed by Amendment.